UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2006
Enesco Group, Inc.

(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Windsor Drive, Itasca, IL	60143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(630) 875-5300
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 15, 2006, Enesco Group, Inc. (the “Company”) filed a Form 8-K under Items 1.01, 1.02, 2.02, 5.02 and 9.01 thereof to report, among other things, the execution of an Executive Separation Agreement, dated May 12, 2006, by and between the Company and Cynthia L. Passmore (the “Agreement”). A draft of the Agreement was inadvertently attached as Exhibit 99.1 to that Form 8-K. Attached to this Amendment No. 1 to Form 8-K as Exhibit 99.1 is the Agreement as executed by the Company and Ms. Passmore.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed as part of this Report on Form 8-K:

99.1	Executive Separation Agreement, dated May 12, 2006, by and between Enesco Group, Inc. and Cynthia L. Passmore.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc. (Registrant)
Date: May 16, 2006	By:	/s/ Anthony G. Testolin
Anthony G. Testolin
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Executive Separation Agreement, dated May 12, 2006, by and between Enesco Group, Inc. and Cynthia L. Passmore.